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                                Exhibit 10(iii)1

             LUCENT TECHNOLOGIES INC. 2004 EQUITY COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

SECTION 1. ESTABLISHMENT AND PURPOSE. Lucent Technologies Inc., a Delaware corporation (the "Company"), hereby establishes the Lucent Technologies Inc. 2004 Equity Compensation Plan For Non-Employee Directors (the "Plan") effective as of February 18, 2004, subject to the Plan having been approved by the shareowners of the Company on or prior to that date.

The purposes of the Plan are to (a) enable the Company to attract and retain qualified persons to serve as directors; (b) to enhance the equity interest of directors in the Company; and (c) to solidify the common interests of the Company's directors and shareowners in enhancing the value of the Company's common stock. The Plan seeks to encourage the highest level of director performance by providing directors with a proprietary interest in the Company's performance and progress.

SECTION 2. EFFECTIVE DATE AND TERM OF THE PLAN. The Plan shall become effective on February 18, 2004, subject to its approval by the Company's shareowners. The Plan shall remain in effect until the earlier of: (i) the date that no additional Shares are available for issuance under the Plan; (ii) the date that the Plan has been terminated in accordance with Section 11; or (iii) the close of business on March 31, 2009. Upon the Plan becoming effective, the Plan shall supersede and replace the Lucent Technologies Inc. 1999 Stock Compensation Plan for Non-Employee Directors (the "1999 Non-Employee Director Plan") and no further awards shall be made under the 1999 Non-Employee Director Plan. Upon the termination or expiration of the Plan as provided in this Section 2, no Award shall be granted pursuant to the Plan, but any Award theretofore granted may extend beyond such termination or expiration.

SECTION 3. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall mean (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b) "Annual Meeting" shall mean the Company's annual, general meeting of shareowners.

(c) "Annual Term" shall mean the twelve calendar-month period beginning on the March 1 following each Annual Meeting.



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(d) "Award" shall mean, individually or collectively, any Option, Shares, Stock
Appreciation Right, Restricted Stock, Dividend Equivalent, Stock Unit Award, or any other right, interest, or option relating to Shares or other securities of the Company granted pursuant to the provisions of the Plan.

(e) "Award Agreement" shall mean any written or electronic agreement, contract, or other instrument or document evidencing an Option, Stock Appreciation Right, Restricted Stock, Stock Unit Award, or any other right, interest, or option relating to Shares or other securities of the Company, granted pursuant to the provisions of the Plan and signed or otherwise authenticated by both the Company and the Participant.

(f) "Board" shall mean the Board of Directors of the Company.

(g) "Business Day" means any day on which the New York Stock Exchange is open for transaction of business.

(h) "Change in Control" shall mean the happening of any of the following events:

     (i)An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an "Entity") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 3(h); or

     (ii)A change in the Composition of the Board during any two year period such that the individuals who, as of the beginning of such two year period, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two year period, whose election, or nomination for election by the Company's shareowners, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be



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such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with a solicitation subject to Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board; or

     (iii)The approval by the shareowners of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareowners, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which
(A) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or



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     (iv)The approval by the shareowners of the Company of a complete liquidation or dissolution of the Company.

(m) "Committee" shall mean the Leadership Development and Compensation Committee of the Board (or any successor committee consisting of two or more members of the Board), consisting of members who are "independent" directors as defined in the New York Stock Exchange's Listed Company Manual and who are "non-employee directors" within the meaning of Rule 16b-3 adopted under the Exchange Act.

(n) "Company" shall mean Lucent Technologies Inc., a Delaware corporation.

(o) "Deferral Plan" shall mean the Company's Deferred Compensation Plan, as amended, and any successor or replacement plan then in effect with respect to Participants.

(p) "Dividend Equivalent" shall mean any right granted pursuant to Section 13(l) hereof.

(q) "Equity Retainer" shall mean that portion of a Participant's Retainer which, pursuant to Section 6 of this Plan, the Participant is required, or has elected, to receive in the form of an Award.

(r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(s) "Fair Market Value" shall mean, with respect to Shares, the average of the highest and lowest reported sales prices, regular way, of Shares in transactions reported on the New York Stock Exchange on the date of determination of Fair Market Value, or if no sales of Shares are reported on the New York Stock Exchange for that date, the comparable average sales price for the last previous day for which sales were reported on the New York Stock Exchange.

(t) "Grant Date" means the date on which an Award is granted under the Plan.

(u) "Option" shall mean a non-statutory stock option granted under Section 7 of the Plan.

(v) "Participant" shall mean each member of the Board from time to time who is not an employee of the Company or any of its Affiliates.

(w) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, limited liability company, other entity or government or political subdivision thereof.



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(x) "Restricted Stock" shall mean Shares granted to a Participant under Section
8 which are issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(y) "Retainer" shall mean the retainer paid to each Participant as compensation for services as a member of the Board or any committee of the Board with respect to each Annual Term, but shall not include any reimbursement for expenses.

(z) "Shares" shall mean the shares of common stock, $.01 par value, of the Company.

(aa) "Stock Appreciation Right" shall mean any right granted to a Participant pursuant to Section 8 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the Grant Date, or if granted in connection with an outstanding Option on the Grant Date of the related Option, as specified by the Committee in its sole discretion, which shall not be less than the Fair Market Value of one Share on such Grant Date of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash or Shares, or any combination thereof, as the Committee, in its sole discretion, shall determine.

(bb) "Stock Unit Award" shall have the meaning prescribed by Section 10.

SECTION 4. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Company, any Participants or any shareowner.

SECTION 5. SHARES SUBJECT TO THE PLAN.

(a) Subject to adjustment as provided in Section 5(b), the total number of Shares available for Awards granted under the Plan on and after February 18, 2004 and on or prior to March 31, 2009 shall be two million five hundred thousand



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(2,500,000) Shares; provided, that if any Shares are subject to an Award that is cancelled, forfeited, expires, lapses or otherwise is terminated without issuance of Shares, the Shares subject to such Award shall again be available for Awards under the Plan and shall not count against the aggregate number of shares that may be issued under the Plan in this Section 5(a). If a Participant pays the option price for an Option by tendering previously owned Shares in accordance with the provisions of Section 6 herein or satisfies any tax withholding requirement by having the Company withhold Shares in accordance with
Section 13(b) herein, then such Shares surrendered to pay the option price or used to satisfy such tax withholding requirements shall not count against the total number of Shares that may be issued under the Plan set forth in this
Section 5(a). Additionally, the following items shall not count against the total number of shares that may be issued under the Plan set forth in this
Section 5(a): (i) the payment in cash of dividends or Dividend Equivalents under any outstanding Award; or (ii) any Award that is settled in cash rather than by issuance of Shares.

(b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of Shares which may be delivered under the Plan, and in the number, class, kind and option or exercise price of Shares subject to outstanding Options, Stock Appreciation Rights or other Awards granted under the Plan, and in the number, class and kind of Shares subject to Awards granted under the Plan as the Committee may determine to be appropriate in its sole discretion to prevent dilution or enlargement of rights; provided that the number of Shares or other securities subject to any Option shall always be a whole number.

(c) Shares issued under the Plan may be original issue shares, treasury stock or shares purchased in the open market or otherwise.

SECTION 6. EQUITY RETAINER.

(a) Commencing with the Annual Term beginning March 1, 2004, each Participant will receive fifty percent (50%) of his or her Retainer for each Annual Term in the form of an Equity Retainer and may elect to receive all or any portion of the remaining fifty percent (50%) of such Retainer in the form of either an Equity Retainer or cash, or combination thereof. Any such election shall be filed on a form prescribed by the Committee for this purpose, which shall specify the type of Award or Awards being granted as an Equity Retainer and available to be elected for the remaining portion of the Retainer. Any such election (or failure to elect) shall be irrevocable as of the last date by which such election was due to be filed with the Company.



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(b) If any Participant fails to notify the Secretary of the Company in writing by December 31 of the preceding Annual Term of the desired form of payment of the Retainer for the next Annual Term, then such Participant shall be deemed to have elected an Equity Retainer for fifty percent (50%) of the value of such Retainer, with the remaining 50% in cash.

(c) Any Shares constituting an Equity Retainer shall be determined on March 1 of each Annual Term (or, if March 1 is not a Business Day, on the next succeeding Business Day) and shall be payable as soon as practicable thereafter, commencing March 1, 2004. Payments for the cash portion, if any, of the Retainer shall be made on the same day. If a Participant's Equity Retainer is payable in Shares, the number of Shares to be awarded shall be the number of whole Shares equal to
(i) the portion of the Retainer to be paid in Shares, divided by (ii) the Fair Market Value per Share as of the Grant Date. The Fair Market Value of any fractional share shall be paid in cash. A Participant may elect to have all or a portion of the Shares credited to the deferred compensation account of such Participant under the Deferral Plan.

(d) This Section 6(d) shall apply to any person who becomes a Participant other than at the beginning of an Annual Term (or the immediately preceding Annual Meeting) with respect to the Retainer determined by the Committee to be payable for such portion of such Annual Term which follows his or her appointment to the Board. Such person shall make the election prescribed by Section 6(a) no later than the 30th day following the effective date of his or her appointment to the Board. The payment date for any cash portion of the Retainer and the Grant Date for any Equity Retainer shall be the first Business Day which occurs at least fifteen (15) calendar days after receipt by the Company of such election.

(e) For any Option or Stock Appreciation Right constituting an Equity Retainer, the number of Shares subject to the Option or Stock Appreciation Right shall be determined based on the Black-Scholes valuation method on the Grant Date of such Option or Stock Appreciation Right.

SECTION 7. OPTIONS.

(a) Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Options may be granted for no consideration or for such consideration as the Committee may determine. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The provisions governing Options need not be the same with respect to each recipient. Options shall be subject to the terms and conditions set forth in this Plan and to such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall deem desirable.



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(b) The exercise price per Share under an Option shall be the Fair Market Value of a Share on the Grant Date.

(c) Options shall vest and be fully exercisable as may be determined by the Committee; provided that in no event shall Options vest and be fully exercisable at any time earlier than one year from the Grant Date. Notwithstanding anything in this Section 7(c) to the contrary, Options shall vest and be fully exercisable in the event: (i) a Change in Control occurs pursuant to Section 12,
(ii) the Participant does not stand for re-election, (iii) the Participant stands for re-election but is not re-elected, or (iv) the death of the Participant occurs. If a Participant resigns from the Board prior to the end of such Participant's term as a Board member, the Participant shall forfeit any unvested Option.

Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at any time on or after the Option vests and is fully exercisable pursuant to Section 7(c) and before the expiration of such Option. The Participant shall make payment of the Option price in cash or in Shares with a Fair Market Value equivalent to the exercise price for all of the Shares to be purchased upon exercise of the Option.

SECTION 8. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under
Section 7. The provisions governing Stock Appreciation Rights need not be the same with respect to each recipient. Stock Appreciation Rights granted alone shall generally be subject to the same terms and conditions that are applicable to Options pursuant to Section 7. Any Stock Appreciation Right related to an Option may be granted at the same time the Option is granted or at any time thereafter, before the exercise or expiration of such Option. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights shall vest and be fully exercisable as may be determined by the Committee; provided that in no event shall Stock Appreciation Rights vest and be fully exercisable at any time earlier than one year from the Grant Date. Notwithstanding anything in this Section 8 to the contrary, Stock Appreciation Rights shall vest and be fully exercisable in the event: (i) a Change in Control occurs pursuant to Section 12, (ii) the Participant does not stand for re-election, (iii) the Participant stands for re-election but is not re-elected, or (iv) the death of



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the Participant occurs. If a Participant resigns from the Board prior to the end of such Participant's term as a Board member, the Participant shall forfeit any unvested Stock Appreciation Rights.

SECTION 9. RESTRICTED STOCK. Restricted Stock may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions governing the Restricted Stock need not be the same with respect to each recipient. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of grant of Restricted Stock, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. Restricted Stock shall vest and be fully exercisable as may be determined by the Committee; provided that in no event shall Restricted Stock vest and be fully exercisable at any time earlier than one year from the Grant Date. Notwithstanding anything in this Section 9 to the contrary, Restricted Stock shall vest and be fully exercisable in the event: (i) a Change in Control occurs pursuant to Section 12, (ii) the Participant does not stand for re-election, (iii) the Participant stands for re-election but is not re-elected, or (iv) the death of the Participant occurs. If a Participant resigns from the Board prior to the end of such Participant's term as a Board member, the Participant shall forfeit any unvested Restricted Stock.

SECTION 10. STOCK UNIT AWARDS. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Stock Unit Awards") may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Stock Unit Awards may be paid in Shares, other securities of the Company, or cash as the Committee shall determine. Shares (including securities convertible into Shares) granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 10 shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is awarded. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Stock Unit Awards need not be the same with respect to each recipient.

SECTION 11. AMENDMENTS AND TERMINATION. The Board may amend,



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alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of an optionee or Participant under an Award theretofore granted, without the Participant's consent, or that without the approval of the shareowners would:

(a) except as is provided in Section 5 of the Plan, increase the total number of shares reserved for the purpose of the Plan;

(b) change the Participants eligible to participate in the Plan; or

(c) reduce the exercise price for Options and Stock Appreciation Rights by repricing or replacing such Awards.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his consent. Except as provided in Section 5 and Section 13(g), the Committee shall not have the authority to cancel any outstanding Option and issue a new Option in its place with a lower exercise price.

SECTION 12. CHANGE IN CONTROL PROVISIONS. Notwithstanding any provision of the Plan to the contrary, unless the Committee shall determine otherwise at the Grant Date with respect to a particular Award, in the event of a Change in Control all outstanding Awards shall become fully vested.

SECTION 13. GENERAL PROVISIONS.

(a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any director for re-election by the Company's shareowners or to limit the rights of the shareowners to remove any director.

(b) The Company shall have the right to require, prior to the issuance or delivery of any Shares pursuant to the Plan, payment by a Participant to the Company of any taxes required by law to be withheld with respect to the issuance or delivery of such Shares. The Committee shall be authorized to establish procedures for election by Participants to satisfy such withholding taxes by delivery of, or directing the Company to retain, Shares, and will not issue Shares or Awards until such tax obligations have been satisfied.

(c) Shares issued or delivered under the Plan shall be in either book entry form or in certificate form pursuant to instructions given by the Participant to the Company. All Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate



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reference to such restrictions.

(d) The issuance or delivery of any Shares under this Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or delivery of such Shares, and the Company shall not be obligated to issue or deliver any Shares if the issuance or delivery of such Shares shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

(e) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws and applicable Federal law.

(f) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Company, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Company, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(g) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable.

(h) Unless the Committee determines otherwise at the time the Award is granted and except as otherwise provided in this Section 13(h), no Award, and no Shares subject to Awards described in Sections 9 or 10 which have not been issued or as to which any applicable restriction or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. The Award may be transferred by the Participant, in accordance with rules established by the Committee, to one or more members of the Participant's immediate family, to a partnership of which the only partners are members of such immediate family or to a trust established by the Participant for the benefit of one or more members of such immediate family (each such transferee a "Permitted Transferee"). For purposes of this Section 13(h), "immediate family"



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means a Participant's spouse, parents, children, grandchildren and spouses of children and grandchildren (including adopted children and grandchildren, as the case may be). A Permitted Transferee may not further transfer the Award. An Award transferred pursuant to this Section 13(h) shall remain subject to all of the provisions of the Plan and any Award Agreement with respect to such Award and may not be exercised by a Permitted Transferee unless and until all legal or regulatory approvals, listings, registrations, qualifications or other clearances as determined by the Company to be required or appropriate have been obtained.

(i) The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Option or any Stock Appreciation Right exceed a period of seven (7) years from the date of its grant.

(j) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

(k) Subject to Section 11, the Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while serving as a non-employee member of the Board or, if applicable, before the expiration of such member's non-compete obligation, engages in any activity which is in competition with the Company, as determined by the Committee, one or more Officers of the Company or a committee of Officers of the Company to whom the authority to make such determination is delegated by the Committee. The Committee shall have the discretion with respect to any Award granted under this Plan to establish, upon its grant, conditions under which (i) the Award may be subsequently forfeited, cancelled, rescinded, suspended, withheld or otherwise limited or restricted; or (ii) the gains that are realized by the grantee in connection with an Award or the exercise of an Award may be recovered; provided, however, that such conditions and their consequences: (a) are clearly set forth in the Award Agreement or other grant document; and (b) comply with applicable laws. These conditions may include, without limitation, actions by the Participant which constitute a conflict of interest with the Company, are prejudicial to the Company's interests, or are in violation of any non-compete obligation, any confidentiality agreement or obligation, or the Company's applicable policies.

(l) Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred



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basis, interest or dividends, or interest or Dividend Equivalents, with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

(m) The Committee may permit the deferral under the Deferral Plan of any Award by a Participant who then is actively serving on the Board, subject to such rules and procedures as it may establish.

As adopted by the Board on October 18, 2003.